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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 20, 2006

                                KCS ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                              22-2889587
(State or other jurisdiction of           1-13781               (IRS Employer
        incorporation)            (Commission File Number)   Identification No.)

    5555 SAN FELIPE ROAD, SUITE 1200
             HOUSTON, TEXAS                   77056
(Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code: (713) 877-8006


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Merger

Merger Agreement

     On April 21, 2006, Petrohawk Energy Corporation, a Delaware corporation ("Petrohawk"), and KCS Energy, Inc., a Delaware corporation ("KCS"), announced the execution of an Agreement and Plan of Merger, dated as of April 20, 2006 (the "Merger Agreement"), by and among Petrohawk, KCS, and Hawk Nest Corporation, a Delaware corporation and wholly owned subsidiary of Petrohawk ("Merger Sub"). Under the terms of the Merger Agreement, Merger Sub will merge with and into KCS (the "Merger"), immediately after which KCS will merge with and into Petrohawk (the "Upstream Merger" and collectively with the Merger, the "Integrated Transaction"), with Petrohawk being the surviving entity. The Integrated Transaction is intended to qualify as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended. The combined company will be known as Petrohawk Energy Corporation and will continue to be headquartered in Houston, Texas.

     Under the terms of the Merger Agreement, each outstanding share of KCS common stock (other than outstanding shares of KCS restricted common stock) will be converted into the right to receive $9.00 per share in cash and 1.65 shares of Petrohawk common stock. Outstanding options to purchase KCS common stock will be converted into options to purchase Petrohawk common stock; outstanding performance share awards of KCS will be converted into performance share awards to earn shares of Petrohawk common stock; and issued and outstanding shares of restricted stock of KCS will be converted into issued and outstanding shares of restricted stock of Petrohawk, in each case pursuant to the terms of the Merger Agreement.

     Following the merger, Floyd C. Wilson will continue his role as the combined company's Chairman, President and CEO. KCS's James W. Christmas will serve as Vice Chairman and William N. Hahne as Executive Vice President and Chief Operating Officer of the combined company. The combined company will have nine directors, five nominated by Petrohawk, including Mr. Wilson, and four nominated by KCS, including Mr. Christmas.

     Each of KCS and Petrohawk have made customary representations and warranties and covenants in the Merger Agreement, including among others, to conduct its respective business in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger. KCS has also agreed (i) to cause a meeting of its stockholders to be held to consider the adoption of the Merger Agreement and approval of the Merger, (ii) subject to certain exceptions, for KCS's board of directors to recommend that the stockholders adopt the Merger Agreement and approve the Merger, and (iii) subject to certain exceptions, not to (A) solicit proposals relating to alternative business combination transactions or (B) enter into discussions concerning, or provide information in connection with, alternative business combination transactions. In addition, Petrohawk has agreed (i) to cause a meeting of its stockholders to be held to approve an increase in the number of authorized shares of Petrohawk's common stock and to authorize the issuance of Petrohawk common stock pursuant to the terms of the Merger Agreement and (ii) for Petrohawk's board of directors to recommend that the stockholders approve and adopt an increase in the number of authorized shares of its common stock and the issuance of common stock pursuant to the terms of the Merger Agreement.

     Consummation of the transactions contemplated in the Merger Agreement is conditioned upon, among other things, (1) approval by the stockholders of KCS and Petrohawk, (2) the receipt of all required regulatory approvals, (3) absence of any order or injunction prohibiting the consummation of the Merger, (4) subject to certain exceptions, the accuracy of representations and warranties with respect to KCS's or Petrohawk's business, as applicable, (5) receipt of customary tax opinions and (6) the effectiveness of a registration statement relating to the shares of Petrohawk common stock to be issued in the Merger. The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, KCS will be required to pay Petrohawk a termination fee of $45 million.

     The Merger Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such document.

Voting Agreements

     In connection with the Merger Agreement, Floyd C. Wilson, Stephen W. Herod, Shane M. Bayless, Larry L. Helm, and Richard K. Stoneburner have each entered into voting agreements with Petrohawk and KCS (the "Petrohawk Voting Agreements") pursuant to which these individuals have agreed, among other things, to vote all shares of Petrohawk common stock owned by each of them in favor of each of the transactions contemplated by the Merger. As of the date of this report, such stockholders own approximately 4% of the issued and outstanding common stock of Petrohawk.


                                       1

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     Also in connection with the Merger Agreement, James W. Christmas, William
N. Hahne, Harry Lee Stout, and Joseph T. Leary have each entered into voting agreements with Petrohawk and KCS (the "KCS Voting Agreements") pursuant to which these individuals have agreed, among other things, to vote all shares of KCS common stock owned by each of them in favor of adopting the Merger Agreement and approving the Merger and to grant an irrevocable proxy to Petrohawk empowering it to vote all such shares of KCS common stock at any meeting of KCS's stockholders called for the purpose of voting on such matters. As of the date of this report, such stockholders own approximately 3% of the issued and outstanding common stock of KCS.

     The form of the Petrohawk Voting Agreement and the form of the KCS Voting Agreement are included herein as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The forgoing description of these voting agreements does not purport to be complete and is qualified in its entirety by reference to such documents.

Non-Solicitation Agreements

     James W. Christmas, William N. Hahne, Harry Lee Stout, Joseph T. Leary and Frederick Dwyer also entered into separate Non-Solicitation Agreements with Petrohawk in connection with the Merger (the "Non-Solicitation Agreements"). These individuals have agreed, among other things, not to solicit employees of Petrohawk or KCS or otherwise induce those employees, or customers of Petrohawk or KCS, to terminate their relationship with Petrohawk or KCS. The form of the Non-Solicitation Agreements is included herein as Exhibit 10.3 and is incorporated herein by reference. The forgoing description of the Non-Solicitation Agreements does not purport to be complete and is qualified in its entirety by reference to the form of such agreements.

     Stockholders are urged to read the joint proxy statement/prospectus regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Petrohawk and KCS, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Petrohawk or KCS. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus when it becomes available. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interest, by security holdings or otherwise, is contained in the materials filed with the SEC by Petrohawk on June 28, 2005 and by KCS on April 25, 2005.

Amendment to 2001 Employee and Directors Stock Plan

     On April 20, 2006, the Board of Directors of KCS approved an amendment (the "Plan Amendment") to the KCS Energy, Inc. 2001 Employee and Directors Stock Plan (the "Plan"). Pursuant to the Plan Amendment, upon a Change in Control (as defined in the Plan Amendment), all options granted under the Plan become 100% vested and exercisable in the event a grantee's employment or service as a director is involuntarily terminated, other than for Cause (as defined in the Plan Amendment), at any time within 12 months following a Change in Control. In addition, the administrator of the Plan has the discretion to accelerate the vesting of all options granted under the Plan in the event of a Change in Control or a grantee's death, disability or retirement. The Plan Amendment also provides that all restrictions on restricted stock will lapse upon the death, disability or retirement of a grantee, or upon the involuntary termination of a grantee's employment or service as a director (other than for Cause) at any time within 12 months following a Change in Control.

     The Plan Amendment is included herein as Exhibit 10.4 and is incorporated herein by reference. The foregoing description of the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to such document.

     To implement the amendments to the Plan set forth in the Plan Amendment, KCS has amended the forms of its Restricted Stock Agreement and Supplemental Stock Option Agreement, copies of which are included herein as Exhibits 10.5 and 10.6, respectively.

Amendments to Employment Agreements and Change in Control Agreements

     On April 20, 2006, Messrs. Christmas, Hahne and Stout entered into amendments to their existing employment agreements with KCS and Messrs. Leary and Dwyer entered into amendments to their existing change in control agreements with KCS. The amendments to each of the agreements extend the terms thereof by two years to August 2008 and, in the case of Mr. Dwyer's agreement, eliminates a provision that provided for an offset of amounts paid as a retention bonus.

     The amendments to the agreements of Messrs. Christmas, Hahne, Stout, Leary and Dwyer are included herein as Exhibits 10.7, 10.8, 10.9, 10.10 and 10.11, respectively, and are incorporated herein by reference.


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ITEM 7.01 REGULATION FD DISCLOSURE.

     On April 21, 2006, KCS and Petrohawk issued a joint press release announcing the execution of an Agreement and Plan of Merger to merge KCS with and into Merger Sub. A copy of the press release is furnished and attached as
Exhibit 99.1 hereto and is incorporated herein by reference.

     In accordance with General Instruction B.2 of Form 8-K, the information in
Exhibit 99.1 attached hereto is being furnished and is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not otherwise subject to the liabilities of that section. Accordingly, the information in Exhibit 99.1 attached hereto will not be incorporated by reference into any filing made by KCS under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  EXHIBITS.

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
Exhibit 2.1      Agreement and Plan of Merger, dated April 20, 2006, by and among KCS Energy, Inc., Petrohawk Energy Corporation and Hawk
                 Nest Corporation.

Exhibit 10.1     Form of Petrohawk Voting Agreement.

Exhibit 10.2     Form of KCS Voting Agreement.

Exhibit 10.3     Form of Non-Solicitation Agreement.

Exhibit 10.4     Amendment to the KCS Energy, Inc. 2001 Employee and Directors
                 Stock Plan.

Exhibit 10.5     Form of Amendment to Restricted Stock Agreement under the 2001
                 Employee and Directors Stock Plan.

Exhibit 10.6 Form of Amendment to Supplemental Stock Option Agreement under the 2001 Employee and Directors Stock Plan.

Exhibit 10.7 Amendment No. 3 to Employment Agreement, dated April 20, 2006, between the Company and James W. Christmas.

Exhibit 10.8 Amendment No. 3 to Employment Agreement, dated April 20, 2006, between the Company and William N. Hahne.

Exhibit 10.9 Amendment No. 3 to Employment Agreement, dated April 20, 2006, between the Company and Harry Lee Stout.

Exhibit 10.10    Amendment No. 3 to Change in Control Agreement, dated April 20,
                 2006, between the Company and Joseph T. Leary.

Exhibit 10.11    Amendment No. 3 to Change in Control Agreement, dated April 20,
                 2006, between the Company and Frederick Dwyer.

Exhibit 99.1     Joint press release issued on April 21, 2006 by Petrohawk
                 Energy Corporation and KCS Energy, Inc.


                                        3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        KCS ENERGY, INC.


Date: April 22, 2006                    /s/ Frederick Dwyer
                                        ----------------------------------------
                                        Frederick Dwyer
                                        Vice President, Controller and Secretary


                                       4

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                             DESCRIPTION
--------------                             -----------
Exhibit 2.1      Agreement and Plan of Merger, dated April 20, 2006, by and among KCS Energy, Inc., Petrohawk Energy Corporation and Hawk
                 Nest Corporation.

Exhibit 10.1     Form of Petrohawk Voting Agreement.

Exhibit 10.2     Form of KCS Voting Agreement.

Exhibit 10.3     Form of Non-Solicitation Agreement.

Exhibit 10.4     Amendment to the KCS Energy, Inc. 2001 Employee and Directors
                 Stock Plan.

Exhibit 10.5     Form of Amendment to Restricted Stock Agreement under the 2001
                 Employee and Directors Stock Plan.

Exhibit 10.6 Form of Amendment to Supplemental Stock Option Agreement under the 2001 Employee and Directors Stock Plan.

Exhibit 10.7 Amendment No. 3 to Employment Agreement, dated April 20, 2006, between the Company and James W. Christmas.

Exhibit 10.8 Amendment No. 3 to Employment Agreement, dated April 20, 2006, between the Company and William N. Hahne.

Exhibit 10.9 Amendment No. 3 to Employment Agreement, dated April 20, 2006, between the Company and Harry Lee Stout.

Exhibit 10.10    Amendment No. 3 to Change in Control Agreement, dated April 20,
                 2006, between the Company and Joseph T. Leary.

Exhibit 10.11    Amendment No. 3 to Change in Control Agreement, dated April 20,
                 2006, between the Company and Frederick Dwyer.

Exhibit 99.1     Joint press release issued on April 21, 2006 by Petrohawk
                 Energy Corporation and KCS Energy, Inc.